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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K
                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
                 Date of Report (Date of earliest event report)
                      February 7, 2002 (February 5, 2002)
                      -----------------------------------

                         CITIZENS FIRST FINANCIAL CORP.
                         ------------------------------
             (Exact name of registrant as specified in its charter)


            Delaware                      0-27740             37-1351861
            --------                      -------             ----------
 (State or other jurisdiction of        (Commission          (IRS Employer
 incorporation or organization)         File Number)       Identification No.)


              2101 N. Veteran Parkway, Bloomington, Illinois 61704
              ----------------------------------------------------
                    (Address of principal executive offices)

                                 (309) 661-8700
                                 --------------
                (Issuer's telephone number, including area code)

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)


Total Pages: 7


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Item 5. Other Events
        ------------

On February 5, 2002 Citizens First Financial Corp. issued a press release announcing its unaudited results of operations for the year ended December 31, 2001, the declaration of a dividend, and that it has schedule its Annual Meeting of Stockholders at 10:00 a.m. on April 22, 2002 at Jumers Chateau, 1601 Jumer Drive, Bloomington, Illinois. On February 6, 2002, the Company issued a second press release correcting two numbers that appeared in the Selected Financial Information Table of the first press release.

The press releases are attached as Exhibit 99.1 and 99.2, respectively, and are incorporated herein by reference.

Exhibit No.                                                         Page
-----------                                                         ----
99.1              Press release dated February 5, 2002                3
99.2              Press release dated February 6, 2002                6




                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 6, 2002              By: /s/ C. William Landefeld
                                         -------------------------------------
                                         C. William Landefeld
                                         President and Chief Executive Officer




Dated: February 6, 2002              By: /s/ Dallas G. Smiley
                                         -------------------------------------
                                         Dallas G. Smiley
                                         Senior Vice President and Chief
                                         Financial Officer


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